Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Income Trust of our report dated November 27, 2017, relating to the financial statements and financial highlights, which appears in Deutsche GNMA Fund’s Annual Report on Form N-CSR for the year ended September 30, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Income Trust of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Fixed Income Opportunities Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Income Trust of our report dated November 27, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Short Duration Fund’s Annual Report on Form N-CSR for the year ended September 30, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Income Trust of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Global High Income Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 102 to the Registration Statement of Deutsche Income Trust (Form N-1A, No. 002-91577) of our report dated November 21, 2017 on the financial statements and financial highlights of Deutsche High Income Fund (one of the funds constituting Deutsche Income Trust), included in the Fund’s Annual Report for the fiscal year ended September 30, 2017, and our report dated December 21, 2017 on the financial statements and financial highlights of Deutsche Multisector Income Fund (formerly Deutsche Unconstrained Income Fund) (one of the funds constituting Deutsche Income Trust), included in the Fund’s Annual Report for the fiscal year ended October 31, 2017.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

January 22, 2018